UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 20, 2007


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                 -------------
                 (State or other jurisdiction of incorporation)



          1-14244                                      84-1214736
--------------------------------------------------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)

1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA      92262
--------------------------------------------------------------------------------
    (Address of principal executive offices)                         (Zip Code)

                                 (760) 327-5284
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

             GLAS-AIRE INDUSTRIES GROUP LTD., 145 TYEE DRIVE, #1641
                        POINT ROBERTS, WASHINGTON 98281
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS............................1

SECTION 2.   FINANCIAL INFORMATION...........................................1

    Item 2.01  Completion of Acquisition or Disposition
               of Assets.....................................................1

SECTION 3.   SECURITIES AND TRADING MARKETS..................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
             STATEMENTS......................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT.............................2

SECTION 6.   ASSET BACKED SECURITIES.........................................2

SECTION 7.   REGULATION FD...................................................2

SECTION 8.   OTHER EVENTS....................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS...............................3

SIGNATURES...................................................................3

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2. FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On or about February 20, 2007 (the "Closing"), Environmental Service Professionals, Inc. (the "Company"), Allstate Home Inspection & Household Environmental Testing, Ltd., a Delaware corporation ("AHI"), and Francis X. Finigan, an individual and sole shareholder of AHI ("Finigan"), completed the closing of a stock purchase agreement (the "SPA") pursuant to which the Company acquired 100% of the total issued and outstanding stock of AHI from Finigan in exchange for 1,000,000 shares of the Company's common stock issuable in installments over time (the "Stock Payment"), 250,000 warrants issuable 275 days after the Closing entitling Finigan to purchase 250,000 additional shares of the Company's common stock at a purchase price of $0.75 per share exercisable for a period of five years from the date of the Closing, plus $950,000 in cash, payable in installments over time (the "Cash Payment"). As a result of the Closing, AHI is a wholly owned subsidiary of the Company.

         The Cash Payment to Finigan will be made as follows: (i) $250,000 paid upon the Closing, (ii) $100,000 paid 30 days after the Closing, (iii) $50,000 paid 60 days after the Closing, (iv) $50,000 paid 120 days after the Closing,
(v) $200,000 paid 180 days after the Closing, and (vi) $300,000 paid 275 days after the Closing.

         The Stock Payment to Finigan will be made as follows: (i) 250,000 shares of the Company's common stock upon the Closing, (ii) 100,000 shares of the Company's common stock 30 days after the Closing, (iii) 50,000 shares of the Company's common stock 60 days after the Closing, (iv) 50,000 shares of the Company's common stock 120 days after the Closing, (v) 200,000 shares of the Company's common stock 180 days after the Closing, and, (vi) 350,000 shares of the Company's common stock 275 days after the Closing.

         All shares of the Company's common stock and all of the warrants issuable to Finigan by the Company under the SPA must be held by Finigan for a period of at least one year from the date of the Closing. Furthermore, Finigan will have piggyback registration rights with respect to the shares and the shares underlying the warrants, subject to potential adjustment by the underwriter for such registration statement, if any.

         Within 120 days after the Closing, the Company will appoint Finigan to the Company's Board of Directors and upon the Closing the Company will employ Finigan as the Division President of the Company's new AHI division with an annual salary of $130,000 for a minimum of 275 days after the Closing. As an inducement to the Company to enter into and to perform its obligations under the SPA, Finigan entered into a non-compete covenant pursuant to which during the term of his employment with the Company and for so long as Finigan is an officer, director, employee or consultant of the Company or any of its subsidiaries or affiliates, he will not directly or indirectly, whether (a) as an employee, agent, consultant, employer, principal, partner, officer or director; (b) holder of more than five percent of any class of equity securities or more than five percent of the aggregate principal amount of any class of equity securities or more than five percent of the aggregate principal amount of any class of debt, notes or bonds of a company with publicly traded equity securities; or (c) in any other individual or representative capacity whatsoever, for his own account or the account of any other person or entity, engage in any business or trade competing with the then business or trade of the Company or its affiliates in the United States.

         AHI was founded in 1994 and is engaged in the business of conducting building inspections coupled with a wide variety of environmental testing services. The company has grown steadily to its current level of seventy-five home inspection franchises servicing over 40 States and Puerto Rico. AHI has been chosen by Entrepreneur Magazine as one of the top 500 franchises in America for the past three years. This year AHI ranked as number 360 out of the thousands of franchise businesses in America today. Last April AHI was chosen by Entrepreneur Magazine as one of the top 100 home-based franchise businesses in America to buy. A copy of the SPA is attached to this Report as Exhibit 99.1.


SECTION 3. SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6. ASSET BACKED SECURITIES

         Not Applicable.


SECTION 7. REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8. OTHER EVENTS

         Not Applicable.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Audited balance sheets and related financial statements for Allstate Home Inspection & Household Environmental Testing,
                  Ltd. for the years ended and as of December 31, 2005 and December 31, 2004.

                  Compiled balance sheet and related financial statements for Allstate Home Inspection & Household Environmental Testing, Ltd. for the nine months ended September 30, 2006.

         (b)      Pro Forma Financial Information

                  The pro forma financial information for the Company and Allstate Home Inspection & Household Environmental Testing, Ltd. for the fiscal year ended December 31, 2005 and for the nine months ended September 30, 2006, reflecting the acquisition as if it had occurred at the beginning of the periods covered.

         (c)      Exhibits

                  99.1 Stock Purchase Agreement by and among Allstate Home Inspection & Household Environmental Testing, Ltd., a Delaware corporation, Francis X. Finigan, and Environmental Service Professionals, Inc., a Nevada corporation, dated as of January 31, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                          -----------------------------
                                  (Registrant)

Date:  February 23, 2007


                           \s\  Edward Torres, Chief Executive Officer
                           --------------------------------------------
                           Edward Torres, Chief Executive Officer

                                   EXHIBIT A

               FINANCIAL STATEMENTS OF ALLSTATE HOME INSPECTION &
                     HOUSEHOLD ENVIRONMENTAL TESTING, LTD.
             FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2005
             AND FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2006

         ALLSTATE HOME INSPECTION & HOUSEHOLD ENVIRONMENTAL TESTING, LTD




                                TABLE OF CONTENTS
                           December 31, 2005 and 2004






                                    CONTENTS
                               -----------------


                                                                  Page
                                                       -------------------------
INDEPENDENT AUDITOR'S REPORT                                       1
FINANCIAL STATEMENTS
  Balance Sheet                                                  2 - 3
  Statement of Income and Retained Earnings                        4
  Statement of Cash Flows                                          5
  Notes to Financial Statements                                  6 - 9

                            LEE A. WHITE & ASSOCIATES
                           CERTIFIED PUBLIC ACCOUNTANT
                                 --------------

                                                                86 SUMMER STREET
Lee A. White, CPA, CFP(tm), PFS                             BARRE, VERMONT 05641
=============================                           ========================


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors of
Allstate Home Inspection & Household Environmental Testing, LTD.
Barre, Vermont 05641


We have audited the accompanying balance sheets of Allstate Home Inspection and Household Environmental Testing, Ltd. (a Delaware Corporation) as of December 31, 2005 and 2004, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allstate Home Inspection & Environmental Testing, Ltd. as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


\s\Lee A. White & Associates


Barre, Vermont
VT Registration No.: 92-0000340
March 31, 2006

                      Member of The American Institute and
                Vermont Society of Certified Public Accountants

                     Phone (802) 476-6191 Fax (802) 476-0642

         ALLSTATE HOME INSPECTION & HOUSEHOLD ENVIRONMENTAL TESTING, LTD

                                  BALANCE SHEET
                           December 31, 2005 and 2004



                                     ASSETS

                                                                2005                    2004
                                                 ----------------------------------------------------
Current Assets:
   Cash                                                              1,130                12,774
   Franchise fee receivable                                         30,315                30,315
   Notes receivable                                                 11,421                 9,178
                                                 ----------------------------------------------------
      Total Current Assets                                          42,866                52,267
                                                 ----------------------------------------------------
Property and Equipment -  (Note 1)
   Leasehold Improvements                                           10,931                10,931
   Equipment                                                        20,677
   Furniture and fixtures                                            1,800                 1,036
   Computers and software                                            9,637                 9,637
   Building and Improvements                                        78,802                20,725
   Training videos and manuals                                     350,000               350,000
                                                 ----------------------------------------------------
      Total property and equipment                                 471,847               392,329
      Less accumulated depreciation                                (82,862)              (45,250)
                                                 ----------------------------------------------------
          Total property and equipment (net)                       388,985               347,079
                                                 ----------------------------------------------------
                  TOTAL ASSETS                                     431,851               399,346


               See accompanying notes to the financial statements

         ALLSTATE HOME INSPECTION & HOUSEHOLD ENVIRONMENTAL TESTING, LTD

                                  BALANCE SHEET
                           December 31, 2005 and 2004



                      LIABILITIES AND STOCKHOLDERS, EQUITY

                                                                            2005                     2004
                                                                   ---------------------------------------------

Current Liabilities
  Accounts payable                                                             179,496             38,800
   Accrued payroll taxes                                                         6,531              3,702
   Sales tax payable                                                               516                829
                                                                   ---------------------------------------------
      Total Current Liabilities                                                186,543             43,331

  Notes payable to officers (Note 5)                                            11,251              8,535
                                                                   ---------------------------------------------
      Total Liabilities                                                        197,794             51,866
                                                                   ---------------------------------------------
Stockholders' Equity
  Common stock, 1,000 shares of no par authorized,
    1,000 issued and outstanding                                                 1,000              1,000
  Paid in capital                                                              351,450            351,450
  Retained earnings                                                           (118,393)            (4,970)
                                                                   ---------------------------------------------
      Total Stockholders' Equity                                               234,057            347,480
                                                                   ---------------------------------------------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         431,851            399,346




               See accompanying notes to the financial statements

         ALLSTATE HOME INSPECTION & HOUSEHOLD ENVIRONMENTAL TESTING, LTD

                    STATEMENT OF INCOME AND RETAINED EARNINGS
                 For the years ended December 31, 2005 and 2004


                                                                          2005               2004
                                                                 ---------------------------------------
Net Sales (Note 3)                                               $        944,330     $       811,547
                                                                 ---------------------------------------
Selling, General and Administrative Expenses
  Salaries & Wages                                                        197,449             141,960
  Payroll taxes                                                            16,632              10,860
  Advertising                                                              85,808              35,533
  Auto expense                                                             12,071              11,463
  Commissions                                                             265,020             173,940
  Dues and subscriptions                                                    1,756               1,363
  Education expense                                                                             2,091
  Utilities                                                                14,181               6,318
  Employee benefits                                                        20,415              14,008
  Insurance                                                                 7,706               4,815
  Interest expense                                                          5,698               2,852
  Licenses and permits                                                      7,969               3,245
  Professional services                                                    19,911               9,808
  Postage and mailing costs                                                89,660              55,134
  Outside services                                                         40,580              24,869
  Production costs                                                          6,492               7,830
  Repairs and maintenance                                                  12,648               8,351
  Rubbish and snow                                                          2,879                 964
  Seminar costs                                                            25,271              21,336
  Supplies expense                                                         27,656              22,932
  Telephone                                                                20,142              14,446
  Travel expenses                                                          26,835              18,144
  Meals and entertainment                                                   8,125               6,687
  Testing fees                                                             13,854               8,602
  Networking fees                                                           5,720               2,777
  Office                                                                   34,279              25,284
  Rent                                                                     34,240                  77
  Miscellaneous                                                            15,665               6,250
  Contributions                                                             1,453                 385
  Depreciation                                                             37,612              45,131
                                                                 ---------------------------------------

Total selling, general and administrative expenses                      1,057,727             687,455
                                                                 ---------------------------------------
Net Income (Loss)                                                        (113,397)            124,092
Retained Earnings - Beginning of Year                                      (4,970)             10,162
  Distributions                                                               (26)           (139,224)
                                                                 ---------------------------------------
Retained Earnings - End of Year                                  $       (118,393)    $        (4,970)





               See accompanying notes to the financial statements

         ALLSTATE HOME INSPECTION & HOUSEHOLD ENVIRONMENTAL TESTING, LTD


                             STATEMENT OF CASH FLOWS
                           December 31, 2005 AND 2004


                                                                                                   2005               2004
                                                                                             -------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income  (loss)                                                                        $       (113,397)  $        124,092
   Adjustments to reconcile net income to net
      cash provided (used) by operating activities:
         Depreciation                                                                                  37,612             45,131
         Franchise fee receivable                                                                                       (30, 315)
         Notes receivable                                                                              (2,243)            (3,518)
         Accounts payable                                                                             140,696             38,800
         Accrued payroll and taxes                                                                      2,829                808
         Sales tax payable                                                                               (313)               829
                                                                                             -------------------------------------
   Net cash provided by operating activities                                                           65,184            175,827
                                                                                             -------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
   Increase in property and equipment                                                                 (79,518)          (32, 238)
                                                                                             -------------------------------------
      Net cash used by investing activities                                                           (79,518)          (32, 238)
                                                                                             -------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from Officer loan payable                                                                   2,716              4,714
   Payments received on Officers loan receivable                                                                           5,463
   Distributions to Officer                                                                               (26)          (139,224)
   Increase in Paid in Capital                                                                                             2,449
                                                                                             -------------------------------------
      Net cash provided (used) by financing activities                                                  2,690           (126,598)
                                                                                             -------------------------------------
INCREASE IN CASH AND CASH EQUIVALENTS                                                                 (11,644)            16,991
CASH AND CASH EQUIVALENTS, BEGINNING                                                                   12,774             (4,217)
                                                                                             -------------------------------------
CASH AND CASH EQUIVALENTS, ENDING                                                                       1,130   $         12,774
                                                                                             -------------------------------------
SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION
   Cash paid during the year for interest                                                               5,698              2,852

   State taxes paid                                                                                       250                250




               See accompanying notes to the financial statements

         ALLSTATE HOME INSPECTION & HOUSEHOLD ENVIRONMENTAL TESTING, LTD

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2005 AND 2004


Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


         Nature of Business:
         ------------------

         Allstate Home Inspection & Household Environmental Testing, LTD was incorporated under the laws of the State of Delaware on September of 1994 and has been in operation since that time. The company offers franchises for home inspections and household environmental testing.

         Accounting Method:
         -----------------

         The financial statements of Allstate Home Inspection & Household Environmental Testing, LTD are prepared on the accrual basis.

         Accounts Receivables:
         --------------------

         Accounts receivables are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to receivables. Changes in valuation allowance have not been material to the financial statements.

         Statement of Cash Flows:
         -----------------------

         The Corporation maintains a checking account, a promotional advertising checking account and a payroll account which they classify as cash for purposes of the statement of cash flows.

         Use of Estimates:
         ----------------

         The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

       ALLSTATE HOME INSPECTION AND HOUSEHOLD ENVIRONMENTAL, TESTING, LTD

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2005 AND 2004



Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         Income taxes:
         ------------

         Allstate Home Inspection & Household Environmental Testing, LTD elected to be treated for state and federal income tax purposes under Subchapter S of the Internal Revenue Code. As Subchapter S corporations, all income taxes on corporate taxable income are paid by the stockholders.

         Advertising:
         -----------

         Allstate Home Inspection & Household Environmental Testing, LTD expenses the cost of advertising as incurred. Advertising expense for the year ending December 31, 2005 and 2004 was $85,808 and $35,533 respectively.

         Property and Equipment:
         ----------------------

         The cost of Building, leasehold improvements, equipment, furniture and fixtures, computers, software, training videos and manuals thereto are capitalized. Expenditures for maintenance and repairs are expensed against income as incurred.

         Depreciation is computed as follows:

              Asset account                Method                      Years
         --------------------------------------------------     ----------------

         Leasehold improvements          Accelerated / S/L              39 years
         Furniture and equipment         Accelerated                  5-10 years
         Computers and software          Accelerated / S/L             3-5 years
         Training videos and manuals     Accelerated                    10 years
                                                                ----------------

         Depreciation expense for the year ending December 31, 2005 and 2004 was $37,612 and 45,131 respectively.

         Shipping and Handling:
         ---------------------

         Shipping and handling costs are included in operating expenses under the categories of postage and mailing costs. These costs totaled $89,660 and $55,134 in 2005 and 2004 respectively.

       ALLSTATE HOME INSPECTION AND HOUSEHOLD ENVIRONMENTAL, TESTING, LTD

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2005 AND 2004



Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         Interest:
         --------

         Interest expense was $5,698 and $2,852 for the year ending December 31, 2005 and 2004 respectively.


Note 2. ACCOUNTING FOR FRANCHISE FEE REVENUE

         Allstate Home Inspection & Household Environmental Testing, LTD follows Statement of Financial Accounting Standards No. 45 - 'Accounting for Franchise Fee Revenue".

         Under this provision Franchise fee revenue from an individual franchise sale ordinarily shall be recognized, with an appropriate provision for estimated uncollectible amounts, when all material services or conditions relating to the sale have been substantially performed or satisfied by the franchisor. Substantial performance for the franchisor means that (a) the franchisor has no remaining obligation or intent - by agreement, trade practice, or law - to refund any cash received or forgive any unpaid notes or receivables; (b) substantially all of the initial services of the franchisor required by the franchise agreement have been performed; and (c) no other material conditions or obligations related to the determination of substantial performance exist.

         If the franchise agreement does not require the franchisor to perform initial services but a practice of voluntarily rendering initial services exists or is likely to exist because of business or regulatory circumstances, substantial performance shall not be assumed until either the initial services have been substantially performed or reasonable assurance exists that the services will not be performed. The commencement of operations by the franchisee shall be presumed to be the earliest point at which substantial performance has occurred, unless it can be demonstrated that substantial performance of all obligations, including services rendered voluntarily, has occurred before that time.

         Continuing franchise fees shall be reported as revenue as the fees are earned and become receivable from the franchisee. Costs relating to continuing franchise fees are expensed as incurred. Although a portion of the continuing fee may be designated for a particular purpose, such as an advertising program, it is not recognized as revenue until the fee is earned and becomes receivable from the franchisee.

       ALLSTATE HOME INSPECTION AND HOUSEHOLD ENVIRONMENTAL, TESTING, LTD

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2005 AND 2004



Note 2. ACCOUNTING FOR FRANCHISE FEE REVENUE (continued)

         Direct incremental costs relating to franchise sales for which revenue has not been recognized ordinarily shall be deferred until the related revenue is recognized; however, the deferred costs shall not exceed anticipated revenue less estimated additional related costs.

         Indirect costs of a regular and recurring nature that are incurred irrespective of the level of sales such as general, selling, and administrative costs, shall be expensed as incurred.


Note 3. FRANCHISE FEE REVENUE

         Franchise fee revenue for the year ending December 31, 2005 and 2004 consisted of the following:

                                        2005                    2004
                                     -------------------------------------
        Franchise fees               $ 744,171                  $ 553,944
        Royalties                       79,207                     91,756
        Advertising                     25,640                     18,028
        Supplies                        41,657                     39,539
        Seminars / trainings            24,232                     34,861
        Inspections                      2,688                     32,930
                                     -------------------------------------
                                     $ 917,595                  $ 771,058
                                     -------------------------------------

Note 4. LEASES

         Allstate Home Inspection & Household Environmental Testing, LTD leases 2 offices and equipment. One of the leases is for office space with a stockholder of the company (a related party). Rent paid to the stockholder was $2,100 per month and $25,200 for the year. Total rent expense for the year ending December 31, 2005 and 2004 was $34,240 and $77 respectively.


Note 5. RELATED PARTY

         Leasing activities with related parties are discussed in Note 4. Allstate Home Inspection & Household Environmental Testing, LTD had short term note payable and receivable activity with a stockholder of the company. At year end December 31, 2005 and 2004, the Company had a note payable to the officer in the amounts of $11,251 and $8,535 respectively.

         ALLSTATE HOME INSPECTION & HOUSEHOLD ENVIRONMENTAL TESTING, LTD

                                  BALANCE SHEET
                    DECEMBER 31, 2005 AND SEPTEMBER 30, 2006


                                                             ALLSTATE HOME                     ALLSTATE HOME
                                                              INSPECTION                        INSEPCTION
                                                                   AT                                AT
                                                           DECEMBER 31, 2005                 SEPTEMBER 30, 2006
                                                                Audited                          Unaudited


                                                     ASSETS

CURRENT ASSETS
     Cash                                                  $         1,130                   $          20,305
     Accounts Receivable                                            11,421                             265,600
     Franchise fee contracts receivable                             30,315                              30,315
       Total Current Assets                                         42,866                             316,220

PROPERTY AND EQUIPMENT, at cost                                    388,985                             407,862
less accumulated deprecistion of $82,862
and $79,890 respectively

INTANGIBLE ASSETS

CONTRACTS RECEIVABLE-
LONG TERM franchise fees

OTHER ASSETS                                                                                            34,841

                                                                   431,851                             758,923


                                     LIABILITIES AND STOCKHOLDERS' EQUITY



CURRENT LIABILITIES
     Accured Liabilities                                   $       180,012                   $         157,341
     Accured Payroll and taxes                                       6,531                               8,410
     Income Tax payable
     Loan Payable                                                   11,251                             152,730
          Total Current Liabilities                                197,794                             318,481

STOCKHOLDERS EQUITY
     Common Stock, no par value,                                     1,000                               1,000
     1,000 shares outstanding


Additional Paid in Capital                                         351,450                             351,450

Retained Earnings (deficit)                                       (118,393)                             88,992
     Total Stockholders' Equity                                    234,057                             440,442

                                                                   431,851                             758,923

         ALLSTATE HOME INSPECTION & HOUSEHOLD ENVIRONMENTAL TESTING, LTD

                              STATEMENT OF INCOME
                   DECEMBER 31, 2005 AND SEPTEMBER 30, 2006

                                                 ALLSTATE HOME                    ALLSTATE HOME
                                                   INSPECTION                       INSPECTION
                                                   YEAR ENDED                      YEAR TO DATE
                                                DECEMBER 31, 2005                SEPTEMBER 30, 2006
                                                     Audited                          Unaudited


SALES                                           $     944,330                    $     786,159
COST OF GOODS SOLD

GROSS PROFIT                                          944,330                          786,159

EXPENSES
     General and Administrative                     1,057,727                          579,241
     Bad Debt                                               0                                0
                                                    1,057,727                          579,241

INCOME (LOSS) FROM OPERATIONS                        (113,397)                         206,918

OTHER INCOME (EXPENSE)
     Interest income                                                                      (560)
     Interest expense



INCOME (LOSS) FROM OPERATION                         (113,397)                         206,358

     Equity loss


INCOME (LOSS) BEFORE INCOME TAXES                    (113,397)                         206,358

PROVISION (CREDIT) FOR TAXES


NET INCOME (LOSS)                                    (113,397)                         206,358


                                  EXHIBIT B
  PRO FORMA FINANCIAL INFORMATION FOR ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                    AND ALLSTATE HOME INSPECTION & HOUSEHOLD
                           ENVIRONMENTAL TESTING, LTD.

                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                        PROFORMA CONDENSED BALANCE SHEET
                             (STATED IN US DOLLARS)

                                    ASSETS

                                                      CONSOLIDATED

                                                       YEAR ENDED
                                                   DECEMBER 31, 2005

CURRENT ASSETS
     Cash                                           $    10,430
     Accounts Receivable                            $    43,416
     Franchise fee contracts receivable             $   431,629
       Total Current Assets                             485,475

PROPERTY AND EQUIPMENT, at cost                     $   409,262
less accumulated depreciation of $90,130

INTANGIBLE ASSETS                                   $    32,221

CONTRACTS RECEIVABLE-                               $    47,744
LONG TERM franchise fees

OTHER ASSETS                                        $     2,808

                                                        977,510



                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
     Accrued Liabilities                            $   787,374
     Accrued Payroll and taxes                      $   206,790
     Income Tax payable                             $    35,500
     Loan Payable- equipment                        $    19,251
          Total Current Liabilities                   1,048,915

STOCKHOLDERS EQUITY
     Common Stock, $0.001 par value,                      2,807
     100,000,000 shares authorized,
     2,806,807 issued and outstanding

Additional Paid in Capital                            2,000,024

Retained Earnings (deficit)                          (2,074,236)
     Total Stockholders' Equity                         (71,405)

                                                        977,510

                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                        PROFORMA STATEMENT OF OPERATIONS
                             (STATED IN US DOLLARS)


                                                     CONSOLIDATED

                                                      YEAR ENDED
                                                  DECEMBER 31, 2005

SALES                                             $   1,816,080
COST OF GOODS SOLD

GROSS PROFIT                                       $   1,816,080

EXPENSES
     General and Administrative                    $   1,826,287
     Bad Debt                                      $     165,031
                                                   $   1,991,318

INCOME (LOSS) FROM OPERATIONS                           (175,238)

OTHER INCOME (EXPENSE)
     Interest income                               $          94
     Interest expense                                    (83,661)
                                                         (83,567)


INCOME (LOSS) FROM OPERATION                            (258,805)

     Equity loss                                          (1,141)


INCOME (LOSS) BEFORE INCOME TAXES                       (259,946)

PROVISION (CREDIT) FOR TAXES                                 800



NET INCOME (LOSS)                                       (260,746)

INCOME (LOSS) EARNINGS PER SHARE                          (0.093)

WEIGHTED AVERAGE SHARES OUTSTANDING                    2,806,807

                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                        PROFORMA CONDENSED BALANCE SHEET
                             (STATED IN US DOLLARS)


                                     ASSETS

                                                  CONSOLIDATED

                                                        AT
                                               SEPTEMBER 30, 2006

CURRENT ASSETS
     Cash                                      $          67,471
     Accounts Receivable                       $         588,385
     Franchise fee contracts receivable        $          30,315
       Total Current Assets                              686,171

PROPERTY AND EQUIPMENT, at cost                $         461,023
less accumulated depreciation of $64,516

INTANGIBLE ASSETS                                           $661

CONTRACTS RECEIVABLE-
LONG TERM franchise fees                                  31,560

OTHER ASSETS                                   $         106,866

                                                       1,286,281


                      LIABILITIES AND STOCKHOLDERS' EQUITY



CURRENT LIABILITIES
     Accrued Liabilities                       $         616,437
     Accrued Payroll and taxes                 $         286,044
     Income Tax payable                        $          35,500
     Loan Payable                              $         444,261
          Total Current Liabilities                    1,382,242

STOCKHOLDERS EQUITY
     Common Stock, $0.001 par value,           $          99,361
     100,000,000 shares authorized,
     9,936,097 issued and outstanding

Additional Paid in Capital                     $       2,685,143

Retained Earnings (deficit)                    $     ( 2,880,465)
     Total Stockholders' Equity                $        ( 95,961)

                                                       1,286,281

                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                        PROFORMA STATEMENT OF OPERATIONS
                             (STATED IN US DOLLARS)


                                                   CONSOLIDATED

                                                    YEAR TO DATE
                                                 SEPTEMBER 30, 2006

SALES                                            $     842,077
COST OF GOODS SOLD

GROSS PROFIT                                     $     835,299

EXPENSES
     General and Administrative                  $   1,182,163
     Bad Debt                                    $      45,058
                                                 $   1,227,221

INCOME (LOSS) FROM OPERATIONS                         (391,922)

OTHER INCOME (EXPENSE)
     Other income                                $      56,203
     Interest expense                                   (7,102)
                                                        49,101


INCOME (LOSS) FROM OPERATION                          (342,821)

     Equity loss                                             0


INCOME (LOSS) BEFORE INCOME TAXES                     (342,821)

PROVISION (CREDIT) FOR TAXES                                 0



NET INCOME (LOSS)                                     (342,821)

INCOME (LOSS) EARNINGS PER SHARE                        (0.035)

WEIGHTED AVERAGE SHARES OUTSTANDING                  9,936,097